UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2022

AMPIO PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35182	26-0179592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

373 Inverness Parkway, Suite 200

Englewood, Colorado 80112

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (720) 437-6500

Not Applicable

(Former name, or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	AMPE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

2
Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective November 9, 2022 at 4:01 p.m. Eastern Time, Ampio Pharmaceuticals, Inc. (the “Company”) amended its certificate of incorporation to implement a 15-to-1 reverse stock split.

As a result of the reverse stock split, at 4:01 p.m. Eastern Time on November 9, 2022, every 15 shares of common stock then issued and outstanding automatically were combined into one share of common stock, with no change in the $0.0001 par value per share. No fractional shares will be outstanding following the reverse stock split. Holders of fractional shares will be entitled to receive, in lieu of any fractional share, the number of shares rounded up to the next whole number. Immediately prior to the reverse stock split, the Company had 226,286,867 shares of common stock outstanding, which will be proportionately reduced for the 15-to-1 reverse stock split.

The text of the certificate of amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.

The reverse stock split will not change the number of authorized shares or the par value of the Company’s common stock under the certificate of incorporation, which will continue to consist of 310,000,000 shares authorized, of which 10,000,000 shares, par value of $0.0001 per share, are designated as preferred stock and 300,000,000 shares, par value of $0.0001 per share, are designated as common stock.

The Company’s common stock will begin trading on a post-split basis when the market opens on November 10, 2022.

The CUSIP identifier for the Company’s common stock following the reverse stock split is 03209T 208.

Item 7.01.	Regulation FD Disclosure.

On November 8, 2022, the Company issued a press release announcing the reverse stock split, the text of which is furnished as Exhibit 99.1 attached hereto.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Certificate of Incorporation of Ampio Pharmaceuticals, Inc. (effective as of November 9, 2022)
99.1	Press Release of Ampio Pharmaceuticals, Inc. dated November 8, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPIO PHARMACEUTICALS, INC.

Date: November 9, 2022	By:	/s/ Michael A. Martino
Name: Michael A. Martino
Title: Chief Executive Officer